Page I of 14 UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: CIDER, Loe., cl aL Debtor REQUCRED DOCUMENTS Schedule of Cash Receiots and Disbursements Monthly O(l<rating Report For the Period From May I, 2017 to May 31, 2017 Bank Reconciliation /or conies of debtor's bank reconciliations) Declaration Re11ardimz the Status of Bank Reconciliations Schedule of Cash Disbursements bv Leo.al Entitv and Estimated Trustee Fees Declaration Regardino. the Schedule of Cash Disbursements Schedule of Professional Fees Paid Cooies of bank statements Cash disbursements journals Statement ofOnerations Balance Sheet Starus of Post-oetition Taxes Declaration Renardina the Status of Post-Petition Taxes Cooies of IRS Fonn 6123 or oavment reee.iot Cooies of tax rerums filed durina reoortino. oeriod Consolidated Amna of Accounts Pavable not Subiect to Comoromise Accounts Receivable Reconciliation and Allin2 Debtor Ouestionnaire Form No. MOR-I MOR- la MOR-lnlnec\ MOR-lb Case No. 17-10772 Reporting Period: May 2017 Document Explanation Attached Attached X X X X MOR- lb(Dee) X Note I MOR-2 X MOR-3 X MOR-4a X MOR-4a(Dec) X MOR-4b X MOR-5 X MOR-6 X Note I - Restructuring professional fees are being accrued throughout the case and will be paid out upon successful close ofS.363 sale. As a result oftl1is, tl1cre have not been any disbursements made to restrucruring professionals after the petition date. This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the montl1Jy reporting requirements applicable in the Debtors' chapter 11 cases and is in a fonnat acceptable to the United States Trustee. The financial infonnation contained herein is Limited in scope and covers a limited time period. Moreover, such infonnation is preliminary and unaudited, and is not prepared in accordance with U.S. GAAP. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. 4L 28-Jwi-17 Signarure of Authorized Individual 1 Date Christian Mez.s.er Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual 1 Signatory is duly authorized by the Debtors to sign tliis monthly operating report. EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: May 2017

General Notes

Debtor-in-Possession Financial Statements
The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects.

Financial Accounting Standards Board Accounting Standards Codification 852, (Reorganizations) ("ASC 852"), which is applicable to companies in chapter 11, requires that financial statements for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes preliminary normal recurring adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.

Intercompany Transactions
Intercompany transactions between the Debtors and between the Debtors and non-Debtor affiliates have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise
As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

Page 2 of 14

Page 3 of 14 In re: CIBER, Inc., et. al. Debtor Beginning cash balance· Note 1 Total cash receipts Total cash disbursements Debtors' net cash flow From - Non-Debtors (To) - Non-Debtors Net cash flow Borrow/(Pay-Down) - Wells Fargo Facility Other Ending cash balance (2) Notes MOR-I: Schedule of Cash Receipts and Disbursements For the 1icriod 05101 through 05/31 (US Dollars in Thousands) Case No. 17-10772 Reporting Period: May 2017 Period from May 01, 2017 - MayJl,2017 3,099 27,261 (29,470) (2,209) 107 (2,307) (4,409) 8,041 16 6,747 (1) April MOR showed receipts and disbursements on an accrual basis utilizing beginning and ending cash per the book balance as opposed to the bank balance. As cash basis is more appropriate, below is a reconciliation to bridge from April MOR ending balance to May MOR beginning balance. Beginning Cash Balance Reconciliation: Ending Book Cash Balance April (per GL) Reconciling Items - GL Reconciling Items - Bank Ending Bank Cash Balance April (per Bank Statements) 3,141,786 (744,258) 701.476 3,099,004 (2) Sec below for a reconciliation from the ending cash bank balance (agrees to bank statements) to the ending cash book balance (agrees to the GL and Balance Sheet) Ending Cash Balance Reconciliation: Ending Bank Cash Balance May (per Bank Statements) Reconciling Items· GL Reconciling Items - Bank Ending Book Cash Balance May (per GL) 6,747,469 44,196 (273, IJS) 6,518,549

In re: CJBER, Inc., et. al. Debtor MOR-la: BANKRECONCILIATIONS Acct Number DEBTOR BANK NAME Account Description (last 4 digits CIBER Inc. Wells Fawo Bank Cornorate Master account 9167 CJBER Inc. Wells Far"o Bank Lockbox Denositorv account 9159 CJBER Inc. Wells FarPo Bank NA nnpratine account 7093 CIBER Inc. Wells Fawo Bank Cornorate Controlled Disbursement account 1371 CIBER Inc. Wells FarPO Bank Accounts Pavable Controlled Disbursement account 1352 CIBER Inc. Wells Fawo Bank Pavroll Controlled Disbursement account 1367 CIBER Inc. Wells FarPo Bank Canadian Ooeratine account 1840 CJBER Inc. Bank of America Healthcare account 9175 CIBER Inc. HSBC Bank <:ornorate Master account 6404 CIBER Inc. HSBC Bank NA Oneratine account 6447 CJBER Inc. HSBC Bank Accounts Pavable account 8863 CIBER Inc. HSBC Bank Rece.ivables account 6455 CIBER Inc. mmc Bank Accounts Pavable account 8871 ICIBER Inc. I--J<::Br Bank I Pa"r" II acc,nunt 8880 CIBER Tnc. NIA Pettv Cash n/a Total $ Page 4 of 14 GLBalance 5 114,899.63 - I 271,437.61 - - - 31 398.28 100 000.00 - - - - - - 814.00 6,518,550 Reconciling Items Book (5 127.45 - (39 068.36 - - - - - - - - - - - - Case No. 17-10772 Reporting Period: May 2017 Reconciling Items Bank Bank Balance 13 842.84 5 123 615.02 - - 259 272.21 1 491-641.46 - - - - - - - 31,398.28 - 100,000.00 - - - - - - - - - - - 814.00 (44,195.81) 273115.05 6.747 468.76

Page 5 of 14 In re: CIBER, Inc., et. al. Debtor Case No. 17-10772 Reporting Period: May 2017 MOR 1 a(Dec): DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS Christian Mezger hereby declares under penalty of perjury: I. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors. 2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. Ifl were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion. 3. To the best of my knowledge, all of the Debtors' bank balances as of May 31, 2017 have been reconciled in an accurate and timely manner. Dated: June 28, 2017 Respectfully submitted, �/�. By: Christian Mezger Title: Chief Financial Officer

In re: CIBER, Inc., et. al. Case No. 17-10772 Debtor Reporting Period: May 2017 (US Dollars in Thousands) Debtor Entity Bankruptcy Case Number Division Disbursements Ciber, Inc. - Ordinary Course Disbursements 17-10772 (29,470)$ Ciber, Inc. - To Non-Debtors 17-10772 (2,307)$ Ciber International, LLC 17-10773 - Ciber Consulting, Incorporated 17-10774 - Total (31,777)$ Notes: a 1. Amounts may also include voided disbursements. MOR-1: SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY 3. The Debtors’ disbursements fluctuate naturally in the ordinary course each month. While estimates of expenditures for the entirety of the Debtors’ operations are made in the ordinary course of the Debtors’ operations in order to, among other things, meet budgeting and operational needs, to estimate such expenditures monthly and their implications for the payment of quarterly fees would be time consuming and imprecise, possibly by a material amount. For this reason, the Debtors have not included an estimate of quarterly fees in this report. 2. "Ciber, Inc. - To Non-Debtors" consists primarily of disbursements to fund critical Ciber operations in India and the Ciber service center in Poland. There is a small portion of disbursements that were allocated to Ciber CIBV (European Holding company) in order to fund certain employee-related obligations. Page 6 of 14

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: May 2017

MOR 1b(Dec): DECLARATION REGARDING THE SCHEDULE OF DISBURSEMENTS

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. The Debtors submit the Declaration regarding cash disbursements in lieu of providing copies of the cash disbursements schedules.

3. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

4. The Debtors have, on a timely basis, disbursed approximately $31.8 million for postpetition amounts and prepetition amounts payable under one or more orders entered by the Bankruptcy Court for the period of May 1, 2017 through May 31, 2017. Copies of the cash disbursement schedules are available for inspection upon request by the Office of the United States Trustee.

Dated: June 28, 2017

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

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Page 8 of 14 In re: CIBER, Inc., et. al. Case No. 17-10772 Debtor Reporting Period: May 2017 MOR-2: STATEMENT OF OPERATIONS (Income Statement) For the 31 Days Ended May 31, 2017 Consulting services Other revenues Total revenues Cost of consulting services Cost of other revenues Total Cost Gross Margin Selling, general and admin. expenses EBITA Goodwill Impairment Amortization of intangible assets Restructuring Charges Management Charge/ Allocation Operating income Interest income Interest expense Other income, net Discontinued Operations Gain/(Loss) on Sale InterCo interest income (expense) India TP Allocation Transfer Pricing Transaction gain (loss) - FX Income before income taxes lncome tax expense Net income (US Dollars in Thousands) Less: net income-noncontrolling interest Net income attributable to CIBER, Inc. CJBER Inc. 25,974 576 26,550 21,241 371 2li612 4,938 8,518 (3,580) (3,580) (257) (13) 1,202 (12) ill (2,668) 11 (2,679) (2,679)

Page 9 of 14 In re: CIBER, Inc., et. al. Debtor Assets Current Assets Cash Accounts Receivable Prepaid expenses Other current assets Total current assets Net property and equipment Goodwill Other intangibles, net Deferred income taxes Other assets Restricted Cash Investment in NA subs Investment in Dutch CV Investment in India Total assets Liabilities and Shareholders' Equity Current liabilities - Liabilities Subjecl To Compromise Current liabilities - Not Subject To Compromise Line of Credit Lease coslS - Long Tenm Other long term liabilities Deferred tax liability L-T Long-tenm debt Total liabilities Common stock, SO.OJ par value Additional paid-in capital Retained earnings Foreign currency translation Other - pension plan Tax Effect - pension plan RSU International Equity Reserve Unrealized (loss)lgain on hedging activities Treasury Stock Total CIBER, Inc shareholders' equity Noncontrolling Interest Total Shareholders' equity Total liabilities and shareholde(s equity MOR-3: BALANCE SHEET As at May 31, 2017 (US Dollars in Thousands) CaseNo. 17-10772 Reporting Period: May 2017 ClBERlnc. 6,519 60,911 6,886 1,026 75,342 4,087 4,351 26,746 16,585 127.,_l_)_I 3,250 95,509 1,386 100,145 826 388,809 (356,134) (6,653) (1,307) 1,424 26,966 26,966 127,111

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: May 2017

MOR-4: STATUS OF POST-PETITION TAXES

FEDERAL	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
See attached rider at MOR - 4 Rider						

Page 10 of 14

In re: CIBER, Inc., et. al.
Debtor

Case No. 17-10772
Reporting Period: May 2017

MOR 4(Dec): DECLARATION REGARDING THE STATUS OF POST-PETITION TAXES

Christian Mezger hereby declares under penalty of perjury:

1. I am the chief financial officer of Ciber, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or payments) all related required post-petition tax payments.

Dated: June 28, 2017

Respectfully submitted,

By: Christian Mezger
Title: Chief Financial Officer

Page 11 of 14

Page 12 of 14 In re: CIBER, Inc., et. al. Debtor Debtor name AMEX Document Stora"e Exoense Reoorts Garnishment Hardware/Software for resale Immi11:ration Insurance Legal Office Sunnlies Other Pavroll Svstem Plant Care Professional Services Rent Subcontractors Taxes Telco Trainin" MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS (US Dollars in Thousands) NUMBER OF DA)'8_ J>_A_8_T DUE Current --· - ---- 6 4 117 3 389 2 244 I - 311 3 - 92 267 660 33 855 261 1-30 31-60 - - - - - - - - - 2 - . - . - . - . - - - - - - - - . . - . . - . - Total Gross Accounts Pavable 3,248 2 - Case No. 17-10772 Reporting Period: May 2017 Total -··-- 6 4 117 3 389 2 244 l . 313 3 - 92 267 660 33 855 261 3,250 1. The post-petition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors' accounts payable systems. This summary does not include accruals for invoices not yet received or for invoices not yet entered into the Debtors' accounts payable system.

In re: CIBER, Inc., et. al. Debtor MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (US Dollars in Thousands) Case No. 17-10772 Reporting Period: May 2017 The Accounts Receivable reflected on the Debtor's balance sheet is made up of several accounts that consist of billed AR, unbilled AR, and accrued revenue accounts. Items are not added to an aging report until they have been transferred/classified as billed AR. The aging report below includes amounts owing from vendors that are billed. Vendor N an1e AR- Billed AR - Accrned Revenue AR - Accrued Flat/LOE/Maint AR - Project Unbilled AR - Retainage AR- Other AR - Hardware Unbilled AR - Allowance Total Page 13 of 14 Current 32,846.96 12,046.78 481.89 13,319.42 88.16 415.28 141.12 (5,466.97) 532872.64 0- 30 4,191.98 4,191.98 NUMBER OF DAYS PAST DUE 31 - 60 61 - 90 1,708.83 688.80 1.708.83 688.80 >90 Total 448.75 448.75 39,885.31 12,046.78 481.89 13,319.42 88.16 415.28 141.12 (5,466.97) 60,91 J.00

1n re: CIBER, Inc., et. al. Debtor Must be completed each month MOR-5: DEBTOR QUESTIONNAIRE Case No. 17-10772 Reporting Period: April 2017 Yes No 1. Have anv assets been sold or transferred outside the normal course of business this reporting period? If ves provide X 2. Have anv funds been disbursed from anv account other than a debtor in possession account this reoorting period? If X 3. Have all post petition tax returns been timelv filed? ffno, orovide an exolanation below. X 4. Are workers compensation, general liabilitv and other necessary insurance coveraE!es in effect? If no, provide an X 5. Has any bank account been opened durin!!. the rep01tin!!. oeriod? Ifves, orovide documentation identifying the X Page 14 of 14